Exhibit 99.1

On Thursday, March 26, Amy and I held a conference call with investors to update them on the exciting news going on with Genius Brands International. The webcast of that call is available at http://ir.stockpr.com/gnusbrands/events.

Andy Heyward

Chairman & CEO

Genius Brands International, Inc.